SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

NO. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 13, 2003

YAHOO! INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)  (Zip Code)

(408) 349-3300

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.  Acquisitions and Dispositions.

                On March 19, 2003, Yahoo! Inc., a Delaware corporation (the "Company") completed its acquisition of Inktomi Corporation, a Delaware corporation ("Inktomi") and provider of OEM Web search and paid inclusion services.  As a result of the merger, each outstanding share of Inktomi common stock (other than shares for which appraisal is sought under Delaware law) has been converted into the right to receive $1.65 per share in cash.  The acquisition reflects an aggregate purchase price of approximately $289.6 million, of which the cash portion was provided from the Company's cash balance.

                The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on January 8, 2003.

Item 5. Other Events

                On March 19, 2003, the Company issued a press release.  The press release is attached as an exhibit to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                As discussed in Item 2 above, the Company completed the Acquisition.

(a)           Pro Forma Financial Information.

The pro forma financial information required by this Item 7 is included as Exhibit 99.1.

(b)           Financial Statements.

The following financial statements of Inktomi are included as Exhibits:

                (i)            Unaudited condensed consolidated financial statements of Inktomi Corporation as of December 31, 2002 and September 30, 2002, and for the three months ended December 31, 2002 and 2001 as Exhibit 99.2.

                (ii)           Consolidated financial statements of Inktomi Corporation as of September 30, 2002 and 2001, and for each of the three years in the period ended September 30, 2002 as Exhibit 99.3.

(c)           Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of Yahoo! Inc.

23.2	Consent of PricewaterhouseCoopers LLP, independent accountants of Inktomi Corporation.

99.1	Pro Forma Financial Information.

99.2	Unaudited condensed consolidated financial statements of Inktomi Corporation as of December 31, 2002 and September 30, 2002, and for the three months ended December 31, 2002 and 2001.

99.3	Consolidated financial statements of Inktomi Corporation as of September 30, 2002 and 2001, and for each of the three years in the period ended September 30, 2002.

99.4	Press Release dated March 19, 2003 by Yahoo! Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ SUSAN L. DECKER
Susan L. Decker Executive Vice President, Finance and Administration and Chief Financial Officer

Date: May 27, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of Yahoo! Inc.

23.2	Consent of PricewaterhouseCoopers LLP, independent accountants of Inktomi Corporation.

99.1	Pro Forma Financial Information.

99.2	Unaudited condensed consolidated financial statements of Inktomi Corporation as of December 31, 2002 and September 30, 2002, and for the three months ended December 31, 2002 and 2001.

99.3	Consolidated financial statements of Inktomi Corporation as of September 30, 2002 and 2001, and for each of the three years in the period ended September 30, 2002.

99.4	Press Release dated March 19, 2003 by Yahoo! Inc.